Exhibit 8.1

LATAM AIRLINES GROUP S.A. AND COMPANIES

SUBSIDIARIES, AFFILIATES AND CONSTITUENTS

LATAM Airlines Group S.A.
PARENT COMPANY
Rayador Leasing Limited 100%
Sapucaia Leasing Limited 100%
Zarapito Leasing LLC 100%
Guabiroba Leasing Limited100%
Angelim Leasing Limited 100%
Bailarín Leasing LLC 100%
Tenca Leasing Limited 100%
Manutara Leasing LLC 99%
Sibipiruna Leasing Ltd. 100%
Imbuia Leasing Limited 100%
Sequoya Leasing Limited 100%
Yeco Leasing Limited 100%
Massaranduba Leasing Limited 100%
Chucao Leasing Limited 100%
Tagua Leasing LLC 100%
Parina Leasing Limited 100%
Araucaria Leasing Limited 100%
Jacana Leasing Limited 100%
Tiuque Leasing Limited 100%
Torcaza Leasing LLC 100%
Azalea Leasing Limited 100%
Sumauma Leasing Limited 100%
Gaviota Leasing LLC 100%
Tucuquere Leasing Limited 100%
Jilguero Leasing LLC 100%
Bandurria Leasing Limited 100%
Manaca Leasing Limited 100%
Amarillys Leasing Limited 100%
Tarumarana Leasing Limited 100%
Fragata Leasing LLC 100%
Tortola Leasing LLC 100%
Patagon Leasing Limited 99%
Golondrina Leasing LLC 100%
Technical Training LATAM S.A. 99.83% Subsidiary
Aviation Administration Services 100%
Inversiones Lan S.A. 99.71% Subsidiary
Zorzal Limited 99.00% Subsidiary
Patagon Leasing Limited 1.00%
Inversiones. Herón I Limitada 99.9% Subsidiary
Inversiones. Herón II Limitada 99.9% Subsidiary
50%
50%
Colibrí LLC Subsidiary
Manutara Leasing LLC 1%
Lantours División Servicios Terrestres S.A. 99.99% Subsidiary
Lantours División Servicios Terrestres II S.A. 99.99% Subsidiary
TAM S.A. 63.09013
36.90987
Holdco I S.A. 99.99831%
Lan Perú S.A 49% Subsidiary
Lan Pax Group S.A. 99.8361% Subsidiary
Inmobiliaria Aeronáutica S.A. 99.01% Subsidiary
Perdiz Leasing LLC 1.0% Subsidiary
Atlantic Aviation Investments limited LLC 1% Subsidiary
Lan Cargo S.A 99.89395% Subsidiary
Lan Chile Investment Limited 99.99% Subsidiary
Inversiones La Burguería S.A. 99.9% Subsidiary
Laser Cargo S.R.L 0.001% Subsidiary
Andes Airport Services S.A. 98% Subsidiary
Transport Aviation Lesing Limited 100%
Passenger Aircraft leasing Limited 100% Subsidiary
Technical Training LATAM S.A. 0.17% Affiliate
Inversiones Herón I Limitada 0.1% Subsidiary
Lantours División Servicios Terrestres II S.A. 0.01% Subsidiary
Lan Pax Group S.A. 0.1639% Subsidiary
Zorzal Limited 1.00% Subsidiary
Lan Cargo S.A. 0.00409% Subsidiary
Inversiones. Herón II Limitada 0.1% Subsidiary
Lantours División Servicios Terrestres S.A 0.01% Subsidiary
Lan Cargo Overseas Limited. Subsidiary 0.02%
Aircraft international Leasing Limited 0.02%
Inmobiliaria Aeronautica S.A. 0.99% Subsidiary
Lan Cargo Inversiones S.A. 1% Subsidiary
Fast Air Almacenes de Carga S.A. 0.11% Subsidiary
Línea Aérea Carguera de Colombia S.A. 1.6% Subsidiary
Ladeco Cargo S.A. 1% Subsidiary
Lan Chile Investment Limited 0.01% Subsidiary
Transporte Aéreo S.A. 0.00013% Subsidiary
Rampas Andes Airport Services S.A. 0.125% Subsidiary
TAM Linhas Aéreas S.A. 100% Subsidiary
Multiplus S.A. 72.74% Subsidiary
Fidelidade Viagens e Turismo S.A. 100% Subsidiary
TAM Capital Inc. 100% Subsidiary
TAM Capital 2 Inc. 100% Subsidiary
TAM Capital 3 Inc. 100% Subsidiary
TAM Financial Services 1 Limited 100% Subsidiary
TAM Financial Services 2 Limited 100% Subsidiary
TAM Financial Services 3 Limited 100% Subsidiary
TP Franchising Ltda. 0.01% Subsidiary
TP Franchising Ltda. 99.99% Subsidiary
Transportes Aéreos del Mercosur S.A. 94.98% Subsidiary
Corsair Participações S.A. 100% Subsidiary
ABSA - Aerolinhas Brasileiras S.A. 100% Subsidiary
Tranship S.A 99.99% Subsidiary
Fundo Spitfire II (100%) Subsidiary
Constelation 100%
Cruiser 100%
Thunderbolt 100%
4.00%
Lan Argentina S.A 95% Subsidiary
Inversora Cordillera S.A. 99.29579% Subsidiary
5%
Lantours S.A. 95% Subsidiary
AKEMI Holdings S.A. 100% Subsidiary
SAIPAN Holdings S.A. 100% Subsidiary
49.47057%
49.47057%
0.15802%
AIRES S.A. Subsidiary
Aerolane, Líneas Aéreas Nacionales del Ecuador S.A 55% Subsidiary
Andes Airport Services S.A. 2% Subsidiary
Rampas Andes Airport Services S.A. 99.875% Subsidiary
Atlantic Aviation Investments Limited LLC 99%
Perdiz Leasing LLC 99.0% Subsidiary
Línea Aérea Carguera de Colombia S.A. 1.6% Subsidiary
Holdco Ecuador S.A. 99.999999% Subsidiary
Aerolane, Líneas Aéreas Nacionales del Ecuador S.A. 45% Subsidiary
Inversiones Lan S.A. 0.29% Subsidiary
Aircraft International Leasing Limited 99.98% Subsidiary
Ladeco Cargo S.A 99% Subsidiary
Transporte Aéreo S.A 99.99987% Subsidiary
Connecta Corporation 100% Subsidiary
Lan Cargo Inversiones S.A. 99%
Línea Aérea Carguera de Colombia S.A. 85.20% Subsidiary
Lan Cargo Repair Station LLC 100%
Prime Airport Services Inc 99.97143% Subsidiary
Laser Cargo S.L.R 99.999% Subsidiary
Consorcio Fast Air Laser Cargo UTE 50% Subsidiary
Lan Cargo Overseas Limited 99.98% Subsidiary
Fast Air Almacenes de Carga S.A. 99.89% Subsidiary
Consorcio Fast Air Laser Cargo UTE 50% Subsidiary
Línea Aérea Carguera de Colombia S.A. 1.6% Subsidiary
Mas Investment Limited. 100% Subsidiary
Air Cargo Limited 100% Subsidiary
Prime Airport Services Inc 0.02857% Subsidiary
Loica Leasing Limited 100% Subsidiary
Seringueira Leasing LLC 100%
Carobao Leasing LLC 100%
Inversiones Aéreas S.A 100% Subsidiary
Lan Perú S.A. 21% Subsidiary
Promotora Aérea Latino Americana S.A. de C.V 49% Subsidiary
39.516%
Americonsul, S.A de C.V. (México) 99.80% Subsidiary
Aérotransportes Mas de Carga S.A de C.V. 60.482% Subsidiary
Americonsul de Guatemala, S.A. 99.00% Subsidiary
Americonsul de Costa Rica, S.A. 99% Subsidiary

Subsidiaries and Affiliates Information

LATAM AIRLINES GROUP S.A

Name: LATAM Airlines Group S.A., R.U.T. 89,862,200-2

Constitution: It was incorporated as a limited liability company, by public deed on December 30, 1983, granted in the Notary of Eduardo Avello Arellano, whose excerpt was registered in the Registry of Commerce of Santiago in page 20,341, number 11,248 of 1983 and published in the Official Journal on December 31, 1983.

Constituted by public deed issued on August 20, 1985, granted in the Notary Miguel Garay Figueroa, the company became a publicly traded company, under the name Línea Aérea Nacional Chile S.A. (today LATAM Airlines Group S.A.), which by express provision of the Law N°18,400 is the legal continuation of the public state-owned company funded in 1929 under the name Línea Aérea Nacional de Chile, related to aviation and radio communications concessions, traffic rights and other administrative concessions.

The Extraordinary Board of Directors of Lan Chile S.A. held on July 23, 2004 agreed to change the name of the company to “Lan Airlines S.A.” An extract of the public deed that summarizes the Act of the aforementioned Board Meeting was registered in the Register of Commerce of the Property Register 25,128 number 18,764 of 2004 and published in the Official Journal on August 21, 2004. The effective date of the name change was September 8, 2004.

The Extraordinary Board of Directors of Lan Airlines S.A. held on December 21, 2011 agreed to change the name of the company to “LATAM Airlines Group S.A.” An extract of the public deed that summarizes the Act of the aforementioned Board Meeting was registered in the Register of Commerce of the Property Register pages 4,238 number 2,921 of 2012 and published in the Official Journal on January 14, 2012. The effective date of the name change was June 22, 2012.

LATAM Airlines Group S.A. is governed by the regulations applicable for publicly traded companies, and is registered under Nº 0306, as of May 22, 1987, in the Securities Registry of the Superintendence of Securities and Insurance.

Note: The Financial Statements of the subsidiaries are included in the form of summary in this report. The complete information is available for the public in our offices and in the Superintendence of Securities and Insurance.

TAM S.A. AND SUBSIDIARIES

Constitution: Publicly held company formed in Brazil in May 1997.

Purpose: Participate as shareholder in other companies, especially in companies that operate domestic and international air transport service in a regular basis and other related activities, related or supplementary to the regular air transport.

Subscribed and paid- in capital: MUS$ 2,304,021

Net Income: MUS$ (146,198)

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 2.75%

Chairman of the Board:

Claudia Sender Ramirez

Directors:

Ruy Antonio Mendes Amparo

Federico Herman Germani

Subsidiaries of TAM S.A.

-	TAM Linhas Aereas S.A. and subsidiaries

Type of Entity: Publicly held company formed in Brazil.

Purpose: (a) Operation of scheduled air transport services of passengers, cargo and mail bags in accordance with current legislation; (b) Exploration of complementary activities of air transport services for passengers freight, cargo and mail; (c) Provision of maintenance services, aircraft repair, own or third parties, engines, parts and pieces; (d) hangar services Provision of aircraft; (e) Provision of yard care services and track flight attendant supply and cleaning of aircraft; (f) Provision of engineering services, technical assistance and other activities related to the aviation industry; (g) the performance of education and training, related to aeronautical activities; (h) Analysis and development of systems and programs; (i) buying and selling parts, accessories and appliances; (j) Development and implementation of other related activities, related or complementary to air transport. Besides the above listed specifically; (k) Import and export of finished lubricating oil; and (i) Exploration of correspondent banking service.

Subscribed and paid- in capital: MUS$ 1,289,676

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 2.54497%

Chairman of the Board:

Claudia Sender Ramirez

Directors:

Ruy Antonio Mendes Amparo

Daniel Levy

-	ABSA: Aerolinhas Brasileiras S.A. y filial

Type of Entity: Publicly held company formed in Brazil.

Purpose: (a) the operation of scheduled air transport services of passengers, cargo and mail bags, domestic or international, in accordance with current legislation; (b) the operation of air transport auxiliary activities, such as care, cleaning and towing aircraft, monitoring of cargo, operational dispatch flight, check in and check out and other services provided for in legislation; (c) Commercial and Operational leasing and chartering of aircraft; (d) Operation of maintenance services and marketing parts, aircraft parts and equipment; and (e) Development and implementation of other related, similar or complementary activities to air transport in addition to those expressly listed.

Subscribed and paid- in capital: MUS$ 3,314

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.21801%

Chairman of the Board:

Luis Quintiliano

Directors:

Dario Matsuguma

Daniel Levy

-	Multiplus S.A.

Type of Entity: Publicly held company formed in Brazil.

Purpose: i. the development and management of customer loyalty program because of consumer goods and services offered by the Company's partners; ii. the sale of reward redemption rights under customer loyalty program; iii. creating database of individuals and legal entities; iv. obtaining and processing transactional information related to consumption habits; v. the representation of other companies, Brazilian or foreign; and vi. providing ancillary services to the trade of goods and products, including, but not limited to, the import and export, in addition to the purchase of items and products, directly and indirectly, the achievement of the above activities

Subscribed and paid- in capital: MUS$31,616

Stake: 72.40%

Change YoY: 0.00%

% of consolidated assets: 0.99075%

Chairman of the Board:

Roberto José Maris DE Medeiros

Directors:

Ronald Domingues

Ricardo Gazetta

Ricardo Birtel Mendes de Freitas

-	Transportes Aereos del Mercosur S.A.

Type of Entity: Publicly held company formed in Paraguay.

Purpose: This entity has a broad company purpose including aviation activities, commercial, tourism, services, financial, representations, and investments, thus emphasizing aeronautical activities of regular and non-regular transport, domestic and international transport of individuals, e international de personas, objects and/ or mail, among others, commercials and maintenance service delivery and technical assistance of all kind of aircrafts, equipment, parts and materials for aviation, among others.

Subscribed and paid- in capital: MUS$ 17,219

Stake: 94.98%

Change YoY: 0.00%

% of consolidated assets: 0,11039%

Chairman of the Board:

Gustavo Lopegui

Directors:

Enrique Alcaide Hidalgo

Darío Maciel Martínez

Hernán Pablo Morosuk (Suplente)

Senior Management:

Enrique Alcaide Hidalgo

Esteban Burt Artaza

Hernan Pablo Morosuk

Gabriela Terrazas Domaniczky

Maria Emiliana Duarte León

CEO:

Rosario Altgelt

-	Corsair Participações Ltda

Type of Entity: Publicly held company formed in Brazil.

Purpose: (I) participation in other civil or commercial companies as a shareholder or partner; and (ii) the management of own assets.

Subscribed and Paid Capital: MUS$49

Participation 2015: 100.00%

Variation y/y: 0.00%

% of consolidated assets: -0.00238%

Chairman of the Board:

Ruy Antonio Mendes Amparo

Directors:

Euzébio Angelotti Neto

-	TP Franchising Limited

Type of Entity: Limited liability company formed in Brazil.

Purpose: (a) franchising (b) temporary, free or onerous assignment, to its franchisees, of using trademarks rights, systems, knowledge, methods, patents, performance technology and any other rights, interests or property, movable or immovable, tangible or intangible, that the Company is or may be the owner or licensee related to the development, implementation, operation or management of franchises that may be granted;(c) the development of any activities necessary to ensure as far as possible, the maintenance and continuous improvement of standards of performance of its franchise network;(d) the development of deployment models, operation and management of the franchise network and its transmission to franchisees; and (e) the distribution, sale and marketing of air tickets and related products, as well as any related business or accessories to its main purpose, and may also participate in other companies as partner or shareholder, in Brazil or abroad, or in consortia as well as undertake their own projects, or join the third-party projects, including for purposes of tax incentives, according to the legislation.

Subscribed and paid- in capital: MUS$8

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.00447%

Senior Management:

Cláudia Sender Ramirez

Marcelo Eduardo Guzzi Dezem

Daniel Levy

-	TAM Capital Inc

Type of Entity: Publicly held company formed in Brazil.

Purpose: The Company is enabled to perform any activity not forbidden by law.

Subscribed and paid- in capital: MUS$ 111,123

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.08937%

Directors:

José Zaidan Maluf.

Bruno Macarenco Aléssio

Euzébio Angelotti Neto

-	TAM Capital 2 Inc.

Type of Entity: Publicly held company formed in Brazil.

Purpose: The Company is enabled to perform any activity not forbidden by law.

Subscribed and paid- in capital: MUS$ 78,969

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.10581%

Directors:

José Zaidan Maluf.

Bruno Macarenco Aléssio

Euzébio Angelotti Neto

-	TAM Capital 3 Inc.

Type of Entity: Publicly held company formed in Brazil.

Purpose: The Company is enabled to perform any activity not forbidden by law.

Subscribed and paid- in capital: MUS$ 178,391

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 1.02135%

Directors:

José Zaidan Maluf.

Bruno Macarenco Aléssio

Euzébio Angelotti Neto

LAN CARGO S.A AND SUBSIDIARIES

Constitution: It was incorporated as a limited liability company by public deed on May 22, 1970, granted in the Notary Sergio Rodríguez Garcés, incorporation that was materialized with the contribution of assets and liabilities of the company Línea Aérea del Cobre Limitada (Ladeco Limitada), incorporated on September 3, 1958 in the Notary Jaime García Palazuelos. The Company has experienced a series of reforms, being the last one registered by public deed as of November 20, 1998, whose excerpt was registered in pages 30,091 number 24,117 in the Registry of Commerce of Santiago 1983 and published in the Official Journal on December 3, 1998, whereby Ladeco S.A. merged with the incorporation of Lan Chile S.A. subsidiary Fast Air Carrier S.A.

By public deed of October 22, 2001, as of the same date the Act of the Extraordinary Shareholders Meeting of Ladeco S.A., the company name was modified to “Lan Chile Cargo S.A.” An excerpt of that public deed was registered in the Registry of Commerce of the Registry of Property of Santiago pages 27,746 number 22,624 of 2001 and published in the Official Journal on November 5, 2001. The name change was effective starting from December 10, 2001.

By public deed of August 23, 2004, as stated in the Act of the Extraordinary Shareholders Meeting of Lan Chile Cargo S.A. of August 17, 2004, the company name was modified to “Lan Cargo S.A.” An excerpt of that public deed was registered in the Registry of Commerce of the Registry of Property of Santiago pages 26,994 number 20,082 of 2004 and published in the Official Journal on august 30, 2004.

Purpose: Perform and develop, on its own account or on behalf of third parties, the following: transport in general in any of its forms, and, in particular, air transport of passengers, cargo and mail, in or outside the country; tourism, hotels and other supplementary activities, in any of its forms, in or outside the country; the acquisition or sale, manufacturing, maintenance, leasing or any other way of use and enjoyment, on its own account or on behalf of third parties, of aircrafts, parts and aeronautic equipment, and its operation; delivery of every type of service and consultancy related to transport in general and, in particular, with air transport in any of its forms, being ground support, maintenance, technical or any other type of advisory, in or outside the country, and every type of activities and services related linked to tourism, hotels and other activities and aforementioned goods, in or outside the country. In order to comply with the aforementioned objectives, the Company may make investments or participate as partner in other companies, either acquiring stocks or rights or interests in any other type of partnership, being so for the existing ones and the ones to be created in the future and, in general, to execute every act and conclude the contracts needed and relevant for the purposes specified.

Subscribed and paid- in capital: MUS$ 83,226

Net Income: MUS$ (61,332)

Stake: 99.898%

Change YoY: 0.00%

% of consolidated assets: 2.05%

Chairman of the Board:

José Cox Donoso

Directors:

Juan José Cueto Plaza (LATAM Director)

Ramón Eblen Kadis (LATAM Director)

Ignacio Cueto Plaza (LATAM Senior Management)

Enrique Cueto Plaza (LATAM Senior Management)

Andrés Osorio Hermansen (LATAM Senior Management)

CEO:

Alvaro Carril Muñoz

LAN CARGO S.A AND SUBSIDIARIES

-	Laser Cargo S.R.L.

Type of Entity: Limited liability company formed in Argentina.

Purpose: On its own account or on behalf of third parties the service delivery as air and ocean cargo services, operation of air and ocean containers, loading or unloading cargo control of traditional aircrafts, freighters, traditional ships and container ships, consolidation and deconsolidation, operations and contracts with transport companies, of distribution and promotion of air, ocean, river and ground cargo, and related services, import and export: these operations will be performed in accordance with the applicable laws of the country, and the regulations applicable to these occupations and activities, the legal and customs dispositions and regulations of the Argentine Naval Prefecture, and also assign to third parties to perform the tasks assigned by current legislation for customs brokers; also deposit and transport on its own account and/ or on behalf of third parties of fruits, products, raw materials, goods in general and all kinds of documentation: packaging of goods, on its own account or on behalf of third parties. In the performance of these tasks the company may register as air or shipping agent, importer and exporter, ocean and air contractor and supplier before the competent authorities. At the same time, will develop mail activities intended to the admission, classification, transport, classification, mail, packages of up to 50 kilos, made in the Republic of Argentina from and to the exterior. This activity includes the one developed by the couriers, or courier companies and every other activity and every other activity assimilated according to Art. 4 of Decree 1187/93. The company is also enabled to develop the logistic process consistent with the transport, storage, assembly, fractioning, packaging, refurbishment of merchandise in general for its transport an distribution to the final customer together with the management of the relevant information to comply with this objective, meaning: the logistic process of taking the raw material from the supplier to the delivery of the finished to the customer and the regulation related to the information that ensures the efficiency of the activity.

Subscribed and paid- in capital: MUS$68

Stake: 99.99%

Change YoY: 0.00%

% of consolidated assets: -0.00007%

Directors:

Esteban Bojanich

Senior Management:

Esteban Bojanich.

Rosario Altgelt

María Marta Forcada.

Facundo Rocha

Gonzalo Perez Corral

Nicolás Obejero

Norberto Díaz

-	Aircraft Internacional Leasing Limited

Type of Entity: Limited liability company formed in Bahamas.

Purpose: Acquisition and financing of aircrafts.

Subscribed and paid- in capital: MUS$5

Stake: 99.98%

Change YoY: 0.00%

% of consolidated assets: -0.00002%

Directors:

Richard Evans

Carlton Mortimer

Charlene Y. Wells

Geoffrey D. Andrews

-	Fast Air Almacenes de Carga S.A.

Type of Entity: Publicly held company formed in Chile.

Purpose: Perform and develop the operation and management of warehouses or venues of customs storage, places where its possible to store any good or merchandise until its withdrawal, for import, export or any other customs destination, according to the terms contained in the Customs Ordinance, its regulation and applicable rules.

Subscribed and paid- in capital: MUS$6,741

Stake: 99.89%

Change YoY: 0.00%

% of consolidated assets: 0.02400%

Directors:

Juan José Cueto Plaza (LATAM Director)

Alvaro Carril Muñoz (LATAM Senior Management)

Andrés Osorio Hermansen (LATAM Senior Management)

Andrés del Valle Eitel (LATAM Senior Management)

Enrique Elsaca Hirmas (LATAM Senior Management)

CEO:

Javier Cáceres Celia

-	Prime Airport Services Inc. y filial

Type of Entity: Corporation formed in the United States.

Purpose: Perform and develop the operation and management of warehouses or venues of customs storage, places where it’s possible to store any good or merchandise until its withdrawal, for import, export or any other customs destination, according to the terms contained in the Customs Ordinance, its regulation and applicable rules.

Subscribed and paid- in capital: MUS$2

Stake: 100.00%

Change YoY: 0,00%

% of consolidated assets: -0.02484%

Directors:

Carlos Larraín

CEO:

Rene Pascua

-	Lan Cargo Overseas Limited and subsidiaries

Type of Entity: Limited liability company formed in Bahamas.

Purpose: Participate in any act or activity not forbidden by any existing law in Bahamas.

Subscribed and paid- in capital: MUS$1,183

Stake: 100.00%

Change YoY: 0,00%

% of consolidated assets: 0.08598%

Directors:

Andres del Valle Eitel (LATAM Senior Management)

Cristian Toro (LATAM Senior Management)

Pilar Duarte

Senior Management:

Andres del Valle Eitel (LATAM Senior Management)

Cristian Toro (LATAM Senior Management)

-	Transporte Aéreo S.A.

Type of Entity: Publicly held company formed in Chile.

Purpose: Participate in any act or activity not forbidden by any existing law in Bahamas.

Subscribed and paid- in capital: MUS$11,800

Stake: 99.99%

Change YoY: 0.00%

% of consolidated assets: 1.15157%

Directors:

Andrés Osorio Hermansen

Roberto Alvo Milosawlewitsch

Enrique Elsaca Hirmas

Senior Management:

Andrés Osorio Hermansen

Roberto Alvo Milosawlewitsch

Enrique Elsaca Hirmas

CEO:

Enrique Elsaca Hirmas

-	Consorcio Fast Air Almacenes de Carga S.A. - Laser Cargo S.R.L.

Type of Entity: Transitory consortium of Companies constituted in Argentina.

Purpose: Submission to a National and International Public Tender N° 11/2000 for granting the Permit for the Use of the Installation and Operation of a Fiscal Deposit in the International Airport of Rosario.

Subscribed and paid- in capital: MUS$132

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.00039%

Directors:

Esteban Bojanich

Senior Management:

Esteban Bojanich

-	Lan Cargo Inversiones S.A and subsidiary

Type of Entity: Publicly held company formed in Chile.

Purpose: a) Trading of air transport in any of its forms, of passengers, mail and/ or cargo, and every activity related directly or indirectly with such activity, in or outside the country, on its own account or on behalf of third parties; b) the service delivery related to maintenance and repair of aircrafts, of its own property or belonging to third parties; c) trade and development of activities related with travel, tourism and hotels; d) Development and/ or participation in every type of investments, in Chile and abroad, in matters related directly or indirectly with aeronautic matters and/ or other corporate objectives; and e) Development and operation of every activity derived from the company purpose and/ or linked or complementary.

Subscribed and paid- in capital: MUS$125

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: -0.07309%

Directors:

Ignacio Cueto Plaza (LATAM Senior Management)

Andrés Osorio Hermansen (LATAM Senior Management)

Roberto Alvo Milosawlewitsch (LATAM Senior Management)

-	Connecta Corporation

Type of Entity: Corporation constituted in the United States.

Purpose: Ownership, operating leasing and sub-leasing of aircrafts.

Subscribed and paid- in capital: MUS$1

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: -0.00678%

CEO:

Ernesto Ramirez

-	Línea Aérea Carguera de Colombia (Subsidiary of LAN Cargo Inversiones)

Type of Entity: Publicly held company formed in Colombia.

Purpose: Delivery of public air commercial cargo and mail transport service within the Republic of Colombia, and from and to Colombia. Its corporate secondary purpose the company is enabled to delivery maintenance services to itself or to third parties; operate its operations school and delivery services of theory and practical training, and training to aeronautical professionals of its own or to third parties on its different modalities and specialties; import for itself or for third parties parts, components and pieces related to the aviation industry; delivery port services to third parties; represent or act as an agency for air domestic or foreign companies, passenger or cargo, and in general to companies that delivery services from the aeronautic sector.

Subscribed and paid- in capital: MUS$774

Stake: 90.00%

Change YoY: 0.00%

% of consolidated assets: 0.03929%

Directors:

Alberto Davila Suarez

Pablo Canales

Jaime Antonio Gongora Esguerra

Fernando García Poitevin (Substitute)

Jorge Nicolas Cortazar Cardoso (Substitute)

Senior Management:

Jaime Antonio Gongora Esguerra

Erika Zarante Bahamon (Suplemente)

-	Mas Investment Limited (Subsidiary of LAN Overseas Limited)

Type of Entity: Limited Liability Company formed in Bahamas.

Purpose: Perform any activity not forbidden by existing law in Bahamas and specifically to have ownership in other subsidiaries of LAN.

Subscribed and paid- in capital: MUS$1,446

Stake: 100.000

Change YoY: 0.00%

% of consolidated assets: 0.03261%

Directors:

J. Richard Evans

Carlton Mortimer

Charlene Y. Wels

Geoffrey D. Andrews.

-	Promotora Aérea Latinoamérica S.A and subsidiaries (Subsidiary of Mas Investmet Limited)

Type of Entity: Publicly held company of Variable Capital formed in Mexico.

Purpose: Promote, constitute, organize, operate and participate in equity and capital, of all kind of mercantile or civil companies, associations or industrial companies, service or of any other kind, domestic or international, and also to participate in its management or winding up. *The acquisition, sale and in general the negotiation of every type of equity, social stakes and other permitted by law...*The delivery or contracting of technical services, advisory, as well as entering into contracts or agreements to accomplish these objectives.

Subscribed and paid- in capital: MUS$2,216

Stake: 49.00%

Change YoY: 0.00%

% of consolidated assets: 0.02302%

Senior Management:

Luis Ignacio Sierra Arriola

-	Inversiones Áreas S.A (Subsidiary of Mas Investmet Limited)

Type of Entity: Publicly held company formed in Peru.

Purpose: Promote, constitute, organize, operate and participate in equity and capital, of all kind of mercantile or civil companies, associations or industrial companies, service or of any other kind, domestic or international, and also to participate in its management or winding up. *The acquisition, sale and in general the negotiation of every type of equity, social stakes and other permitted by law...*The delivery or contracting of technical services, advisory, as well as entering into contracts or agreements to accomplish these objectives.

Subscribed and paid- in capital: MUS$428

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.02444%

Directors:

Andrés Enrique del Valle Eitel

Andrés Osorio Hermansen

Cristian Eduardo Toro Cañas

CEO:

Carlos Schacht Rotter

-	Americonsul S.A de C.V. (Subsidiary of Promotora Aérea Latinoamérica S.A and subsidiaries)

Type of Entity: Publicly held company of Variable Capital formed in México.

Purpose: Provide and receive every type of technical services, administration and advisory to industrial companies, commercial and services providers; Promote, organize, manage, supervise, convey and manage training courses to the employees; Perform every type of training to the staff; Perform every type of studies, plans, projects, research work; Hire the required professional and technical staff.

Subscribed and paid- in capital: MUS$5

Stake: 49.00%

Change YoY: 0.00%

% of consolidated assets: 0.00000%

Senior Management:

Luis Ignacio Sierra Arriola

-	Americonsult de Guatemala S.A. (Subsidiary of Americonsul S.A de C.V)

Type of Entity: Publicly held company formed in Guatemala.

Purpose: Powers to represent, intermediate, negotiate and commercialize; develop every type of commercial and industrial activities; every type of commerce in General. The purpose is broad and allows every kind of operations in the country.

Subscribed and paid- in capital: MUS$76

Stake: 99.00%

Change YoY: 0.00%

% of consolidated assets: 0.00238%

Presidente Directorio:

Luis Ignacio Sierra Arriola

Directors:

Carlos Fernando Pellecer Valenzuela

Senior Management:

Carlos Fernando Pellecer Valenzuela

-	Americonsult de Costa Rica S.A. (Subsidiary of Americonsul S.A de C.V)

Type of Entity: Publicly held company formed in Costa Rica.

Purpose: Commerce in general: industry, agriculture and cattle.

Subscribed and paid- in capital: MUS$ 20

Stake: 99.00%

Change YoY: 0.00%

% of consolidated assets: 0.00353%

Senior Management:

Luis Ignacio Sierra Arriola

Tesorero: Alejandro Fernández Espinoza

Luis Miguel Renguel López

Tomás Nassar Pérez

Marjorie Hernández Valverde.

LAN PERÚ S.A

Constitution: Publicly held company formed in Peru on February 14, 1997.

Purpose: Service delivery of air, cargo and mail passengers transport, domestic and international, in accordance with the civil aeronautic regulation.

Subscribed and paid- in capital: MUS$4,341

Net Income: MUS$5,068

Stake: 70.00%

Change YoY: 0.00%

% of consolidated assets: 0.08%

Chairman of the Board:

Emilio Rodríguez Larraín Salinas

Directors:

César Emilio Rodríguez Larraín Salinas

Ignacio Cueto Plaza (LATAM Senior Management)

Enrique Cueto Plaza (LATAM Senior Management)

Jorge Harten Costa

Alejandro García Vargas

Emilio Rodríguez Larraín Miró Quesada

Armando Valdivieso Montes (LATAM Senior Management)

CEO:

Félix Antelo

INVERSIONES LAN S.A AND SUBSIDIARIES

Constitution: It was incorporated as a limited liability company, by public deed on January 23, 1990, granted in the Notary Humberto Quezada M., registered in the Registry of Commerce of Santiago in page 3,462 N°1,833 of 1990, and published in the Official Journal on February 2, 1990.

Purpose: Make investments of every kind of goods, which might be movable or immovable, tangible or intangible. Besides, the Company might enter into other type of companies, of any kind; acquire rights in already formed companies, manage, modify or wind up them.

Subscribed and paid- in capital: MUS$458

Net Income: MUS$2,798

Stake: 100.00%

Change YoY: 0.29%

% of consolidated assets: 0.01%

Directors;

Enrique Cueto Plaza (LATAM Senior Management)

Ignacio Cueto Plaza (LATAM Senior Management)

Andrés Osorio Hermansen (LATAM Senior Management)

Roberto Alvo Milosawlewitsch (LATAM Senior Management)

Enrique Elsaca Hirmas (LATAM Senior Management)

CEO:

Juan Pablo Arias (LATAM Senior Management)

Subsidiaries of Inversiones Lan S.A. and holdings

-	Andes Airport Services S.A.

Type of Entity: Publicly held company formed in Chile.

Purpose: Comprehensive advisory for companies and service delivery to third parties, such as cargo ground handling, staffing and every other service required. To this end, the company will perform its activities through staff specially hired of its own account or third parties. In general, the company would develop every activity directly or indirectly related to its particular goal of advisory and service delivery to third parties.

Subscribed and paid- in capital: MUS$2

Stake: 98.00%

Change YoY: 0.00%

% of consolidated assets: 0.00197%

Directors:

Enrique Cueto Plaza (LATAM Senior Management)

Ignacio Cueto Plaza (LATAM Senior Management)

Andrés Osorio Hermansen (LATAM Senior Management)

Roberto Alvo Milosawlewitsch (LATAM Senior Management)

Enrique Elsaca Hirmas (LATAM Senior Management)

INMOBILIARIA AERONAUTICA S.A

Constitution: It was incorporated as a limited liability company, by public deed on August 1st, 1995, granted in the Notary of Gonzalo de la Cuadra Fabres, and registered in the Registry of Commerce of Santiago in page 21,690 numbers 17,549 of 1995 and published in the Official Journal on September 14, 1995.

Purpose: Perform acquisitions and sale of real estate and its rights; the development, planning, sale and construction of real properties and real estate projects; leasing, administration, and any form of real estate development, on its own account or by third parties.

Subscribed and paid- in capital: MUS$1,147

Net Income: MUS$1,404

Stake: 100.00%

Change YoY: 0.0%

% of consolidated assets: 0.14%

Chairman of the Board:

Presidente: Enrique Cueto Plaza (LATAM Senior Management)

Directors:

Andrés Osorio Hermansen (LATAM Senior Management)

Armando Valdivieso Montes (LATAM Senior Management)

LANTOURS DIVISION SERVICIOS TERRESTRES S.A

Constitution: It was incorporated as a limited liability company, by public deed on June 22, 1987, granted in the Notary of Raúl Undurraga Laso, in Santiago, and registered in the Registry of Commerce of Santiago in page 13,139 N°8495 of 1987 and published in the Official Journal on July 2, 1987. The company has experienced different profiles, the last one is registered by public deed of August 24, 1999 granted in the Notary don Eduardo Pinto Peralta in Santiago and registered in the Registry of Commerce of Santiago in page 21,042 N°16,759 of 1999 and published in the Official Journal on September 8, 1999.

Purpose: Operation, administration and representation of companies, domestic or international companies or businesses focused on hotels related activities, shipping, airlines and tourism; operation on its own account or by third parties, car leasing; import, export, production, commercialization and distribution on its own account or by third parties, in domestic or international markets any kind or merchandise, being raw materials, inputs or finished products.

Subscribed and paid- in capital: MUS$235

Net Income: MUS$2,341

Stake: 100.00%

Change YoY: 0.0%

% of consolidated assets: 0.00%

Directores:

Andrés del Valle Eitel (LATAM Senior Management)

Armando Valdivieso Montes (LATAM Senior Management)

Andrés Osorio Hermansen (LATAM Senior Management)

CEO:

Sandra Espinoza Gerard

Subsidiary of Lantours División Servicios Terrestres S.A. and holdings

-	Lantours División Servicios Terrestres II S.A.

Type of Entity: Publicly held company formed in Chile.

Purpose: Operation, administration and representation of companies, domestic or international companies or businesses focused on hotels related activities, shipping, airlines and tourism in general; the intermediation of tourist services such as: (a) seats reservations and tickets sales of all kinds of domestic means of transport, (b) reservation, acquisition and sale of accommodation and tourist services, tickets to every kind of shows, museums, monuments and protected areas in the country, (c) organization, promotion and sale of tourism packages, this being understood as a set of tourist services (maintenance, transport, accommodation, etc.), adjusted or projected in relation to customers’ needs, at a preset price, to be operated within the national territory, (d) air tourist, ground, maritime and river transport within the national territory; (e) leasing and charter of aircrafts, ships, buses, trains and other means of transport for the delivery of tourist services; (f) every other issue related directly or indirectly to the delivery of the aforementioned services.

Subscribed and paid- in capital: MUS$235

Stake: 99.99%

Change YoY: 0.00%

% of consolidated assets: 0.00050%

Directores:

Armando Valdivieso Montes (LATAM Senior Management)

Andrés del Valle Eitel (LATAM Senior Management)

Damián Scokin (LATAM Senior Management)

CEO:

Sandra Espinoza Gerard

LAN PAX GROUP S.A

Constitution: It was incorporated as a limited liability company, by public deed on September 27, Se 2001, granted in the Notary of don Patricio Zaldívar Mackenna in Santiago, and registered in the Registry of Commerce of Santiago in page 25,636 N° 20,794 of October 04, 2001 and published in the Official Journal on October 6, 2001.

Purpose: Make investments of every kind of goods, which might be movable or immovable, tangible or intangible. Besides, the Company might enter into other type of companies, of any kind; acquire rights in already formed companies, manage, modify or wind up them. In general, the entity may acquire and sale every kind of goods and operate them, on its own account or third parties, and also to perform every kind of acts and enter into any type of contracts related to its purpose. Exercise the development and operation of every activity related to its corporate purpose and/ or those related, liked or supplementary to it.

Subscribed and paid- in capital: MUS$424

Net Income: MUS$(35,181)

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.00%

Chairman of the Board:

Ignacio Cueto Plaza (LATAM Senior Management)

Directors:

Andrés del Valle (LATAM Senior Management)

Enrique Elsaca Hirmas (LATAM Senior Management)

CEO:

Andrés del Valle Eitel (LATAM Senior Management)

Subsidiaries of Lan Pax Group S.A. and holdings

-	Inversora Cordillera S.A. y filiales

Type of Entity: Publicly held company formed in Argentina.

Purpose: Make investments on its own account or by third parties, in other joint-stock companies, for whatever purpose, constituted or to be constituted, within or outside the territory of the Republic of Argentina, through the acquisition, constitution or sale of shares, stocks, quotas, bonds, options, negotiable obligations, convertibles or non-convertible, other transferable securities or other forms of investments allowed, according to the current regulations, whether the objective is to hold them in portfolio or to sell all or part of them. To that end, the company might perform every operation not forbidden by law to achieve its business purpose and holds full legal capacity to acquire rights, contract obligations and to exercise the acts not forbidden by law or its bylaws.

Subscribed and paid- in capital: MUS$78,066

Stake: 95.78%

Change YoY: 0.00%

% of consolidated assets: 0.13504%

Directors:

Manuel Maria Benites

Jorge Luis Perez Alati

Ignacio Cueto Plaza

Senior Management:

Manuel María Benites

Jorge Luis Perez Alati

Rosario Altgelt

María Marta Forcada

Facundo Rocha Gonzalo Perez Corral

Nicolás Obejero

Norberto Díaz

-	Lantours S.A.

Type of Entity: Publicly held company formed in Argentina.

Purpose: Perform on its own account or by third parties and/ or partnered with third parties, in the country and/ or abroad, the following activities and operations: A) COMMERCIALS: Perform, intervene, develop or design every kind of operations and activities that involve the sale of flight, ground, river or ocean tickets, at both domestic and international markets, or any other service related with the tourism industry in general. The aforementioned services might be performed on its own account or by third parties, by mandate, commission, using systems or methods useful for that end, who might be hand-operated, mechanic, electronic, by phone, or Internet, or any other adequate technology. The Company might perform concurring or related activities to the aforementioned purpose, such as the purchase-sale, import, export and re-export, franchising and representation of every type of goods, services, “know-how” and technology, directly or indirectly linked with the purpose described above; commercialize by any way or title the technology it requires; develop, distribute, promote and commercialize any type of contents for media outlets of any kind. B) TOURISM: In the performance of every kind of activities related to the tourism and hotels industry, as a responsible operator or operator of service provider to third parties or as travel agent. Planning exchange programs, tourism, field trips and tours; intermediation and reservation of services by any means of transport in the country or abroad and ticket sales; intermediation in contracting accommodation services in the country or abroad; the booking of hotels, motels, touristic flats and other touristic services; trips organization for individuals or groups, field trips or similar in the country or abroad; reception and assistance of tourists during their trips and in—country stay, delivery of tourist guide services and baggage handling; representation of other travel agencies and tourism, companies, or tourism institutions both national and international, to deliver any of these services on its account. C) CLIENT: By means of the acceptance, performance and granting of representations, concessions, commissions agencies and mandates in general. D) CONSULTANCY: Performance of consultancy services, advisory and administration of every service related to the organization, installation, attention, development, support and promotion to companies related with the aero-commercial activity, in these fields: administration, industrial, commercial, technical, advertising, service to be delivered by professionals qualified according to the regulations in place and the provision of organization and administration systems, monitoring, maintenance and surveillance of the adequate staff and specially trained to perform such duties. E) FINANCIAL: Through participation in other companies formed or to be formed in the future, through the stock acquisition in companies already constituted or through the incorporation of companies, through the granting of credits, loans, cash advances with or without collaterals, granting of guarantees or sureties in favor or third parties; the placement of funds in foreign currency, gold or foreign exchange, or in bank deposits of any kind. The company holds full legal capacity to act in every way not forbidden by law or bylaws, and even to contract debt either public or publicly though the issuance of debentures and negotiable obligations and the performance of any kind of financial operations with the exception of the ones included in the Law 21,526 and any other required by public deed.

Subscribed and paid- in capital: MUS$2,042

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: -0.00519%

Directors:

Nicolas Obejero

Diego Alejandro Martínez

Senior Management:

Rosario Altgelt

María Marta Forcada

Facundo Rocha

Gonzalo Perez Corral

Nicolás Obejero

Norberto Díaz

-	Atlantic Aviation Investments LLC

Type of Entity: Limited Liability Company formed in the United States

Purpose: Every lawful business that the company can undertake.

Subscribed and paid- in capital: MUS$1

Stake: 99.00%

Change YoY: 0.00%

% of consolidated assets: 0.00362%

Directores:

Andrés del Valle Eitel

Andrés Osorio Hermansen

Senior Management

Andrés del Valle (LATAM Senior Management)

Andrés Osorio (LATAM Senior Management)

Pilar Duarte

-	Akemi Holdings S.A.

Type of Entity: Publicly held company formed in Panamá.

Purpose: The corporate purposes of the company are to establish, process and to carry out the businesses of an investment company in any place worldwide, buy, sale and negotiate any kind of consumer products, capital stocks, bonds and securities of all kinds, buy, sale, lease or any other way to acquire or dispose movable or immovable assets, invest in any industrial or commercial business, both controlling or just shareholders, receive and bring money as a loan, with or without collateral, pact, celebrate, comply with and celebrate all kind of contracts, become guarantor or guarantee the compliance and observance of any contract, carry out any lawful business not forbidden to a publicly held company, and perform any of the things that precede as fundamental, agents or any other representative aspect.

Subscribed and paid- in capital: MUS$0

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.00000%

Directors:

Edith O. de Bocanegra

Barbara de Rodriguez

Luis Alberto Rodriguez

Senior Management:

Luis Alberto Rodriguez

Barbara de Rodríguez

-	Saipan Holdings S.A.

Type of Entity: Publicly held company formed in Panama.

Purpose: The corporate purposes of the company are to establish, process and to carry out the businesses of an investment company in any place worldwide, buy, sale and negotiate any kind of consumer products, capital stocks, bonds and securities of all kinds, buy, sale, lease or any other way to acquire or dispose movable or immovable assets, invest in any industrial or commercial business, both controlling or just shareholders, receive and bring money as a loan, with or without collateral, pact, celebrate, comply with and celebrate all kind of contracts, become guarantor or guarantee the compliance and observance of any contract, carry out any lawful business not forbidden to a publicly held company, and perform any of the things that precede as fundamental, agents or any other representative aspect.

Subscribed and paid- in capital: MUS$0

Stake: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.00000%

Directors:

Edith O. de Bocanegra

Barbara de Rodriguez

Luis Alberto Rodriguez

Senior Management:

Luis Alberto Rodriguez

Barbara de Rodríguez

-	Aerolane, Líneas Aéreas Nacionales del Ecuador S.A.

Type of Entity: Publicly held company formed in Ecuador.

Purpose: Air passenger, cargo and mail transport on a combined basis.

Subscribed and paid- in capital: MUS$1,000

Stake: 55.00%

Change YoY: 0.00%

% of consolidated assets: 0.05440%

Directors:

Antonio Stagg

Manuel Van Oordt

Mariana Villagómez

Senior Management:

Maximiliano Naranjo

Javier Macías

CEO:

Maximiliano Naranjo

-	Rampas Andes Airport Services S.A. and subsidiaries

Type of Entity: Publicly held company formed in Ecuador.

Purpose: Air passenger, cargo and mail transport on a combined basis.

Subscribed and paid- in capital: MUS$6,001

Stake: 99.875%

Change YoY: 0.00%

% of consolidated assets: 0.04270%

Senior Management:

Ricardo Cadena

-	Hodco Ecuador S.A

Type of Entity: Publicly held company formed in Chile.

Purpose: Perform any kind of investments with the purpose to obtain an income, in tangible or intangible assets, movable or immovable, being in Chile or abroad.

Subscribed and paid- in capital: MUS$507

Stake: 99.999%

Change YoY: 0.0%

% of consolidated assets: 0.00000%

Directors:

Antonio Stagg

Manuel Van Oordt

Mariana Villagómez

CEO:

Cristián Toro Cañas (LATAM Senior Management)

-	Aerovias de Integración Regional, Aires SA.

Type of Entity: Publicly held company formed in Colombia.

Objeto: The corporate purpose of the company is the operation of air commercial transport services, national and international, in any of their forms, and therefore, enter into and execute passenger transport contracts, also goods and baggage, mail and cargo in general, according to the operation permissions issued by the Unidad Administrativa Especial de la Aeronáutica Civil (Special Administrative Unit of Civil Aeronautics), or the responsible entity in the future, thus agreeing with the regulations contained in the Código de Comercio (Code of Commerce), los Reglamentos Aeronáuticos de Colombia (Aeronautic Regulations of Colombia) and any other rule related to the subject. Likewise, the delivery of maintenance service and adequacy of the equipment related to the operation of air transport services, in or outside the country. To fulfill this objective, the company will be authorized to invest in other companies, national or foreign, company with the same, similar or supplementary purpose.

To fulfill its corporate purpose, the company may, among others: (a) carry out the revision, inspection, maintenance and/ or repair of its own or third party aircrafts, and also their parts and accessories, through the Aeronautic Repair Workshops of the Company, thus performing the necessary training; (b) organize, constitute and invest in commercial transport companies in Colombia or abroad, to operate industrial or commercially the economic activity of its purpose, therefore the company is enabled to acquire under any legal title the aircrafts, parts and accessories of any kind, required for air and public transport and sell them, and to build and operate workshops for the maintenance and repair f aircrafts; (c) enter into leasing, charter, share codes, location and other related to aircrafts contracts to carry our its corporate purpose; (d) operate regular airlines of passengers, cargo, mail and securities, and also the vehicle that allows to coordinate de development of the social management; (e) integrate with companies alike, similar or supplementary to operate its activity; (f) accept national or international representations of services from the same industry or supplementary industries; (g) acquire movable or immovable goods for the development of its social objectives, build these facilities or constructions, such as warehouses, offices, etc., dispose or tax them; (h) make the import and export activities, and every other foreign trade operations required; (i) perform time deposits and grant real personal and bank collaterals, for its own and for third parties; (j) celebrate any type of operations with securities, such as the purchase and sale of third party obligations when they provide an economic or patrimonial benefit of the company, and contract debt through bonds or debt securities; (k) engage with third parties the administration and operation of the businesses meant for accomplish its corporate purpose; (l) enter into contracts and buy shares or participations in the operating companies, national or abroad; make contributions to one and others, (m) merge with other companies and associate with entities alike in order to promote de development or air transport or with other purposes related with trade associations; (n) promote, provide technical assistance, finance or manage companies or entities related with the corporate purpose; (ñ) cerebrate or execute all type of civil, industrial, financial or commercial related with the corporate purpose; (o) cerebrate businesses and carry out activities that bring customers, y obtain from the relevant authorities the authorizations and licenses required to deliver the service; (p) develop and operate other activities resulting from the social objective and/ or linked, connected or supplementary to the latter, including the delivery of tourist services under any form allowed by law such as travel agencies; (q) attend every business or lawful activity, being related to commerce or not, only if its related to its social objective or if it allows the more rational operation of public service; and (r) perform investment of any kind to use funds and reserves in compliance with the law or the bylaws.

Subscribed and paid- in capital: MUS$3,388

Stake: 99.017%

Change YoY: 0.00%

% of consolidated assets: 0.33637%

Directors:

Jorge Nicolas Cortazar Cardoso

Jaime Antonio Gongora Esguerra

Fernando García Poitevin. Suplente

Jorgue Enrique Cortazar Garcia

Alberto Davila Suarez

Pablo Canales

Senior Management:

Jorge Nicolas Cortazar

Erika Zarante Bahamon

Jaime Antonio Gongora Esguer

-	Lan Argentina S.A (Subsidiary of Inversora Cordillera S.A)

Type of Entity: Publicly held company formed in Argentina.

Purpose: Perform any kind of investments with the purpose to obtain an income, in tangible or intangible assets, movable or immovable, being in Argentina or abroad.

Subscribed and paid- in capital: MUS$74,339

Stake: 99.00%

Change YoY: 0.00%

% of consolidated assets: 0.15685%

Directores:

Manuel Maria Benites

Jorge Luis Perez Alati

Ignacio Cueto Plaza (Ejecutivo LATAM)

Senior Management:

Manuel María Benites

Jorge Luis Perez Alati

Rosario Altgelt

María Marta Forcada

Facundo Rocha

Gonzalo Perez Corral

Nicolás Obejero

Norberto Díaz

TECHNICAL TRAINING LATAM S.A.

Constitution: It was incorporated as publicly held company by public deed on December 23, 1997 in Santiago, Chile, and registered in the Registry of Commerce of Santiago in page 878 numbers 675 of 1998.

Purpose: Its company purpose is to deliver services such as technical training and other type of services related to the latter.

Subscribed and paid- in capital: MUS$753

Net Income: MUS$(72)

Participación: 100.00%

Change YoY: 0.00%

% of consolidated assets: 0.01%

Chairman of the Board:

Enrique Elsaca (LATAM Senior Management)

Directors:

Sebastián Acuto

Fernando Andrade

CEO:

Alejandra Jara Hernández

Financial Statemens Subdidiaries

TAM S.A.

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS$

ASSETS

Total current assets different from assets or groups of assets for disposal classified as held for sale or held for distribution to owners	1,335,337	1,920,909
Total non-current assets different from assets or groups of assets for disposal classified as held for sale or held for distribution to owners	277	407
Total current assets	1,335,614	1,921,316
Total non-current assets	3,360,939	4,896,382
TOTAL ASSETS	4,696,553	6,817,698

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	1,963,400	2,279,110
Total non-current liabilities	2,235,823	3,530,419
Total liabilities	4,199,223	5,809,529

EQUITY

Equity attributable to controller´s owners	423,190	912,639
Non- controlling interest	74,140	95,530
Total equity	497,330	1,008,169
TOTAL LIABILITIES AND EQUITY	4,696,553	6,817,698

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$
Revenues from ordinary activities	4,597,612	6,588,741
Gross Income	599,784	1,238,846

Profit (loss) before tax	(272,206)	356,613
Income tax expenses	126,008	(146,092)
PROFIT (LOSS) OF THE PERIOD	(146,198)	210,521
Profit (loss) of the period attributable to:
Controller’s owners	(183,912)	171,655
Non-controlling interest	37,714	38,866
Profit (loss) of the period	(146,198)	210,521

	For the 12 months period ended as of
	2015	2014
Consolidated Statements of Comprehensive Income	MUS$	MUS$

PROFIT (LOSS) OF THE PERIOD	(146,198)	210,521.
Other Comprehensive income	(347,490)	(208,953)
Total comprehensive income	(493,688)	1,568

Total comprehensive income attributable to:
Controller’s owners	(472,217)	2,060
Non-controlling interest	(21,471)	(492)
TOTAL COMPREHENSIVE INCOME	(493,688)	1,568

	Equity attributable	Non- controlling	Total
	to controller’s owners	interest	Equity
Statement of Changes in Equity	MUS$	MUS$	MUS$

Equity as of 1 January 2014	617,039	94,748	711,787
Total comprehensive income	5,764	38,374	44,138
Issue of Equity	250,000	-	250,000
Dividends	-	(34,962)	(34,962)
Oher increases (decreases) in equity	39,836	(2,630)	37,206
Closing balance at 31 December 2014	912,639	95,530	1,008,169

Equity as of 1 January 2015	912,639	95,530	1,008,169
Total comprehensive income	(528,218)	16,243	(511,975)
Dividends	-	(34,623)	(34,623)
Oher increases (decreases) in equity	38,769	(3,010)	35,759
Closing balance at 31 December 2015	423,190	74,140	497,330

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	713,435	339,699
Net cash flows from (used in) investment activities	(244,750)	65,690
Net cash flows from (used in) financing activities	(335,088)	(575,519)
Net increase (decrease) in cash and cash equivalents before effect of exchange rates variations	133,597	(170,130)
Effect of exchange rates variations on cash and cash equivalents	(49,381)	(62,433)
Cash and equivalents at the end of period	220,021	135,805

LAN CARGO S.A.

(Closed joint stock company)

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS$

ASSETS

Total current assets different from assets or groups of assets for disposal classified as held for sale or held for distribution to owners	164,412	311,741
Total non-current assets different from assets or groups of assets for disposal classified as held for sale or held for distribution to owners	85	85
Total current assets	164,497	311,826
Total non-current assets	546,687	550,576
TOTAL ASSETS	711,184	862,402

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	185,162	186,789
Total non-current liabilities	152,958	219,470
Total liabilities	338,120	406,259

EQUITY

Equity attributable to controller´s owners	371,236	455,700
Non-controlling interest	1,828	443
EQUITY
	373,064	456,143
TOTAL LIABILITIES AND EQUITY	711,184	862,402

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$

Revenues from ordinary activities	788,019	912,792
Gross Income	(90,201)	(141,480)

Profit (loss) before tax	(88,244)	(106,717)
Income tax expenses	26,912	3,130
PROFIT (LOSS) OF THE PERIOD	(61,332)	(103,587)

Profit (loss) of the period attributable to:
Controller’s owners	(62,701)	(103,285)
Non-controlling interest	1,369	(302)
Profit (loss) of the period	(61,332)	(103,587)

	For the 12 months period ended as of
	2015	2014
Consolidated Statements of Comprehensive Income	MUS$	MUS$

PROFIT (LOSS) OF THE PERIOD	(61,332)	(103,587)
Other Comprehensive income	(2,936)	(1,732)
Total comprehensive income	(64,268)	(105,319)

Total comprehensive income attributable to:
Controller’s owners	(65,634)	(105,017)
Non-controlling interest	1,366	(302)
TOTAL COMPREHENSIVE INCOME	(64,268)	(105,319)

	Equity attributable	Non- controlling	Total
	to controller’s owners	interest	Equity
Statement of Changes in Equity	MUS$	MUS$	MUS$

Equity as of 1 January 2014	577,948	1,892	579,840
Total comprehensive income	(105,017)	(302)	(105,319)
Oher increases (decreases) in equity	(17,231)	(1,147)	(18,378)
Closing balance at 31 December 2014	455,700	443	456,143

Equity as of 1 January 2015	455,700	443	456,143
Total comprehensive income	(65,634)	1,366	(64,268)
Oher increases (decreases) in equity	(18,830)	19	(18,811)
Closing balance at 31 December 2015	371,236	1,828	373,064

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	99,073	40,582
Net cash flows from (used in) investment activities	(50,264)	526,442
Net cash flows from (used in) financing activities	(51,021)	(567,398)
Net increase (decrease) in cash and cash equivalents before effect of exchange rates variations	(2,212)	(374)
Effect of exchange rates variations on cash and cash equivalents	(4)	(2)
Cash and equivalents at the end of period	17,646	19,862

LAN PERU S.A.

(Closed joint stock company)

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS$

ASSETS

Total current assets	232,547	214,245
Total non-current assets	23,144	25,225
TOTAL ASSETS	255,691	239,470

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	239,521	226,784
Total non-current liabilities	1,417	1,611
Total liabilities	240,938	228,395

EQUITY

Equity attributable to controller´s owners	14,753	11,075
Non-controlling interest	-	-
Total equity	14,753	11,075
TOTAL LIABILITIES AND EQUITY	255,691	239,470

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$

Revenues from ordinary activities	1,078,992	1,134,289
Gross Income	180,829	142,420

Profit (loss) before tax	7,237	4,636
Income tax expenses	(2,169)	(3,578)
PROFIT (LOSS) OF THE PERIOD	5,068	1,058

	Equity	Legal	Retained	Total
	Issued	Reserve	earnings	equity
Statement of Changes in Equity	MUS$	MUS$	MUS$	MUS$

Equity as of 1 January 2014	4,341	868	6,198	11,407
Total comprehensive income	-	-	1,058	1,058
Dividends	-	-	(1,390)	(1,390)
Closing balance at 31 December 2014	4,341	868	5,866	11,075

Equity as of 1 January 2015	4,341	868	5,866	11. 075
Total comprehensive income	-	-	5,068	5,068
Dividends	-	-	(1,390)	(1,390)
Closing balance at 31 December 2015	4,341	868	9,544	14,753

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	(7,044)	(76,147)
Net cash flows from (used in) investment activities	(1,164)	(1,323)
Net cash flows from (used in) financing activities	9,099	24,132
Net increase (decrease) in cash and cash equivalents before effect of exchange rates variations	891	(53,338)
Cash and equivalents at the end of period	118,377	117,486

INVERSIONES LAN S.A.

(Closed joint stock company)

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS

ASSETS

Total current assets different from assets or groups of assets for disposal classified as held for sale or held for distribution to owners	6,292	4,969
Total non-current assets different from assets or groups of assets for disposal classified as held for sale or held for distribution to owners	572	572
Total current assets	6,864	5,541
Total non-current assets	9,648	10,494
TOTAL ASSETS	16,512	16,035

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	13,380	13,560
Total non-current liabilities	1,296	1,186
Total liabilities	14,676	14,746

EQUITY

Equity attributable to controller´s owners	1,828	1,272
Non-controlling interest	8	17
EQUITY
TOTAL LIABILITIES AND EQUITY	16,512	16,035

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$

Revenues from ordinary activities	32,366	32,821
Gross Income	5,371	5,846

Profit (loss) before tax	3,200	(3,986)
Income tax expenses	(402)	(551)
PROFIT (LOSS) OF THE PERIOD	2,798	(4,537)

Profit (loss) of the period attributable to:
Controller’s owners	2,772	(4,546)
Non-controlling interest	26	9
Profit (loss) of the period	2,798	(4,537)

	For the 12 months period ended as of
	2015	2014
Consolidated Statements of Comprehensive Income	MUS$	MUS$

PROFIT (LOSS) OF THE PERIOD	2,798	(4,537)
Other Comprehensive income	(201)	(47)
Total comprehensive income	2,597	(4,584)

Total comprehensive income attributable to:
Controller’s owners	2,598	(4,592)
Non-controlling interest	(1)	8
TOTAL COMPREHENSIVE INCOME	2,597	(4,584)

	Equity attributable	Non- controlling	Total
	to controller’s owners	interest	Equity
Statement of Changes in Equity	MUS$	MUS$	MUS$

Equity as of 1 January 2014	6,421	8	6,429
Total comprehensive income	(4,592)	8	(4,584)
Dividends	(627)	-	(627)
Oher increases (decreases) in equity	70	1	71
Closing balance at 31 December 2014	1,272	17	1,289

Equity as of 1 January 2015	1,272	17	1,289
Total comprehensive income	2,598	(1)	2,597
Dividends	(450)	-	(450)
Oher increases (decreases) in equity	(1,592)	(8)	(1,600)
Closing balance at 31 December 2015	1,828	8	1,836

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	608	327
Net cash flows from (used in) investment activities	(41)	(4)
Net cash flows from (used in) financing activities	444	-
Net increase (decrease) in cash and cash equivalents before effect of exchange rates variations	64	(4)
Cash and equivalents at the end of period	1,601	526

INMOBILIARIA AERONAUTICA S.A.

(Closed joint stock company)

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS

ASSETS

Total current assets	1,978	1,475
Total non-current assets	37,324	38,445
TOTAL ASSETS	39,302	39,920

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	5,003	6,642
Total non-current liabilities	9,829	10,212
Total liabilities	14,832	16,854

EQUITY

Total equity	24,470	23,066
TOTAL LIABILITIES AND EQUITY	39,302	39,920

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$

Revenues from ordinary activities	3,961	4,352
Gross Income	2,071	2,686

Profit (loss) before tax	1,146	2,527
Income tax expenses	258	(621)
PROFIT (LOSS) OF THE PERIOD	1,404	1,906

	For the 12 months period ended as of
	2015	2014
Consolidated Statements of Comprehensive Income	MUS$	MUS$

PROFIT (LOSS) OF THE PERIOD	1,404	1,906
Total comprehensive income	1,404	1,906

	Equity	Retained	Total
	Issue	earnings	equity
Statement of Changes in Equity	MUS$	MUS$	MUS$

Equity as of 1 January 2014	1,147	25,282	26,429
Total comprehensive income	-	(740)	(740)
Oher increases (decreases) in equity	-	(2,623)	(2,623)
Closing balance at 31 December 2014	1,147	21,919	23,066

Equity as of 1 January 2015	1,147	21,919	23,066
Total comprehensive income	-	1,404	1,404
Closing balance at 31 December 2015	1,147	23,323	24,470

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	3,596	(2,086)
Net cash flows from (used in) investment activities	(41)	(2,098)
Net cash flows from (used in) financing activities	(2,586)	-
Net increase (decrease) in cash and cash equivalents before effect of exchange rates variations	969	(12)
Effect of exchange rates variations on cash and cash equivalents	(20)	(17)
Cash and equivalents at the end of period	949	-

LANTOURS DIVISION SERVICIOS TERRESTRES S.A.

(Closed joint stock company)

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS

ASSETS

Total current assets	5,489	3,056
Total non-current assets	124	173
TOTAL ASSETS	5,613	3,229

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	5,516	2,283
Total non-current liabilities	6	6
Total liabilities	5,522	2,289

EQUITY

Total equity	91	940
TOTAL LIABILITIES AND EQUITY	5,613	3,229

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$

Revenues from ordinary activities	12,399	10,710
Gross Income	7,714	6,813

Profit (loss) before tax	3,345	2,509
Income tax expenses	(1,004)	(435)
PROFIT (LOSS) OF THE PERIOD	2,341	2,074

	For the 12 months period ended as of
	2015	2014
Consolidated Statements of Comprehensive Income	MUS$	MUS$

PROFIT (LOSS) OF THE PERIOD	2,341	2,074
Total comprehensive income	2,341	2,074

	Equity	Retained	Total
	Issue	earnings	equity
Statement of Changes in Equity	MUS$	MUS$	MUS$

Equity as of 1 January 2014	225	287	512
Total comprehensive income	-	2,078	2,078
Dividends	-	(1,650)	(1,650)
Closing balance at 31 December 2014	225	715	940

Equity as of 1 January 2015	225	715	940
Total comprehensive income	10	3,056	2,351
Dividens	-	(3,200)	(3,200)
Closing balance at 31 December 2015	225	(144)	91

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	3,207	2,027
Net cash flows from (used in) investment activities	3,190	(17)
Net cash flows from (used in) financing activities	(3,190)	(1,646)
Net increase (decrease) in cash and cash equivalents	3,207	364
Cash and equivalents at the end of period	3,579	372

LAN PAX GROUP S.A.

(Closed joint stock company)

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS

ASSETS

Total current assets	302,304	343,304
Total non-current assets	217,359	296,716
TOTAL ASSETS	519,663	640,020

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	352,056	390,914
Total non-current liabilities	697,176	674,243
Total liabilities	1,049,232	1,065,157

EQUITY

Equity attributable to controller´s owners	(528,769)	(426,016)
Non-controlling interest	(800)	879
Total equity	(529,569)	(425,137)
TOTAL LIABILITIES AND EQUITY	519,663	640,020

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$

Revenues from ordinary activities	988,081	1,095,242
Gross Income	168,193	166,660

Profit (loss) before tax	(45,960)	(113,085)
Income tax expenses	10,779	(7,654)
PROFIT (LOSS) OF THE PERIOD	(35,181)	(120,739)

Profit (loss) of the period attributable to:
Controller’s owners	(35,187)	(114,511)
Non-controlling interest	6	(6,228)
Profit (loss) of the period	(35,181)	(120,739)

	For the 12 months period ended as of
	2015	2014
Consolidated Statements of Comprehensive Income	MUS$	MUS$

PROFIT (LOSS) OF THE PERIOD	(35,181)	(120,739)
Other Comprehensive income	(71,840)	(43,298)
Total comprehensive income	(107,021)	(164,037)

Total comprehensive income attributable to:
Controller’s owners	(104,941)	(157,315)
Non-controlling interest	(2,080)	(6,722)
TOTAL COMPREHENSIVE INCOME	(107,021)	(164,037)

	Equity attributable	Non- controlling	Total
	to controller’s owners	interest	Equity
Statement of Changes in Equity	MUS$	MUS$	MUS$

Equity as of 1 January 2014	(246521)	(13,741)	(260,262)
Total comprehensive income	(157,315)	(6,722)	(164,037)
Oher increases (decreases) in equity	(22,180)	21,342	(838)
Closing balance at 31 December 2014	(426,016)	879	(425,137)

Equity as of 1 January 2015	(426,016)	879	(425,137)
Total comprehensive income	(104,941)	(2,080)	(107,021)
Oher increases (decreases) in equity	2,188	401	2,589
Closing balance at 31 December 2015	(528,769)	(800)	(529,569)

	For the 12 months period ended as of
	2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	26,664	(12,710)
Net cash flows from (used in) investment activities	(108,757)	(53,535)
Net cash flows from (used in) financing activities	81,527	96,340
Net increase (decrease) in cash and cash equivalents before effect of exchange rates variations	(566)	30,095
Effect of exchange rates variations on cash and cash equivalents	3,774	(77)
Cash and equivalents at the end of period	89,736	86,528

TECHNICAL TRAINING LATAM S.A.

(Limited liability Company)

	As of 31	As of 31
	December	December
	2015	2014
Consolidated Classified Statement of Financial Position	MUS$	MUS

ASSETS

Total current assets	1,347	1,387
Total non-current assets	180	273
TOTAL ASSETS	1,527	1,660

LIABILITIES AND EQUITY

LIABILITIES

Total current liabilities	266	263
Total non-current liabilities	-	-
Total liabilities	266	263

EQUITY

Equity attributable to controller´s owners	1,261	1,397
Total equity	1,261	1,397
TOTAL LIABILITIES AND EQUITY	1,527	1,660

		For the period
	Fort the period	between November
	Ended as of	26 to December 31
	December 31 2015	2014
Consolidated Statement of Income by Function	MUS$	MUS$

Revenues from ordinary activities	1,626	171
Gross Income	1,866	3

Profit (loss) before tax	(22)	(26)
Income tax expenses	50	(23)
PROFIT (LOSS) OF THE PERIOD	(72)	(49)

Profit (loss) of the period attributable to:
Controller’s owners	(72)	(49)
Non-controlling interest	-	-
Profit (loss) of the period	(72)	49

	Equity	Retained	Total
	Issue	earnings	equity
Statement of Changes in Equity	MUS$	MUS$	MUS$

Equity as of November 26 2014	881	564	1,445
Total comprehensive income	-	(68)	(68)
Closing balance at 31 December 2014	881	496	1,377

Equity as of 1 January 2015	881	496	1,377
Total comprehensive income	-	(72)	(72)
Closing balance at 31 December 2015	881	424	1305

		For the period
	Fort the period	between November
	Ended as of	26 to December 31
	December 31 2015	2014
Consolidated Statement of Cash Flow - Direct Method	MUS$	MUS$

Net cash flows from (used in) operating activities	89	281
Net cash flows from (used in) investment activities	-	-
Net cash flows from (used in) financing activities	-	-
Net increase (decrease) in cash and cash equivalents before effect of exchange rates variations	89	281
Effect of exchange rates variations on cash and cash equivalents	6	1
Cash and equivalents at the beginning of period	384	168
Cash and equivalents at the end of period	479	450